UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]     Preliminary Information Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]     Definitive Information Statement

ETHOS ENVIRONMENTAL, INC.
(Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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[   ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: Common Stock, $.0001 par value per share; Preferred Stock, $.0001 par value per share

(2)	Aggregate number of securities to which transaction applies:

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ETHOS ENVIRONMENTAL, INC.

18 Technology, Suite 165

Irvine, CA 92618

(949) 887-6890

NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

March __, 2011

This notice and the accompanying Information Statement is being furnished to the stockholders of Ethos Environmental, Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”), with respect to a written consent to action received from the holders of 71.19% of the issued and outstanding shares of the Company’s Common Stock adopting resolutions approving the following corporate actions:

1.

To amend and restate the Company’s Articles of Incorporation as set forth in the Amended and Restated Articles of Incorporation attached to and forming a part of the accompanying Information Statement (the “Amended and Restated Articles”);

2.

To adopt the Company’s 2010 Incentive Plan in substantially the form attached to and forming a part of the accompanying Information Statement (the “2010 Incentive Plan”), covering an aggregate of 242,000,000 shares of Common Stock of the Company, which provides for the payment of various forms of incentive compensation to employees, consultants and directors of the Company (or any parent or subsidiary of the Company); and

3.

To adopt the Company’s Distributor Stock Incentive Plan in substantially the form attached to and forming a part of the accompanying Information Statement (the “Distributor Stock Incentive Plan”), covering an aggregate of 50,000,000 shares of Common Stock of the Company, which provides for the payment of compensation to distributors of the Company’s products in shares of Common Stock of the Company by the trustee of the Distributor Stock Incentive Trust, the current record holder of such 50,000,000 shares.

The Amended and Restated Articles include the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of our Common Stock.

Only Company stockholders of record at 8:00 a.m. PST on January 20, 2011 are entitled to receive the accompanying Information Statement.

The Amended and Restated Articles will be filed with the Nevada Secretary of State on the earlier of (i) 21 days from the date the accompanying Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion. The Amended and Restated Articles will become effective upon their filing with the Nevada Secretary of State.

The 2010 Incentive Plan became effective as of December 31, 2010, the date on which our Board of Directors adopted the 2010 Incentive Plan. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2011. On January 20, 2011, our Board of Directors affirmed, ratified and amended the 2010 Incentive Plan to provide for a fixed number of 242,000,000 shares of our Common Stock to be subject to the 2010 Incentive Plan and in certain other respects. The 2010 Incentive Plan attached to and forming a part of the accompanying Information Statement includes such amendments.

The Distributor Stock Incentive Plan became effective as of December 31, 2010, the date on which our Board of Directors adopted the Distributor Stock Incentive Plan. On January 20, 2011, our Board of Directors affirmed and ratified the Distributor Stock Incentive Plan.

Your vote or consent is not requested or required, and our Board of Directors is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

The accompanying Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Matthew Nicosia
Matthew Nicosia
President and Director

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ETHOS ENVIRONMENTAL, INC.

18 Technology, Suite 165

Irvine, CA 92618

(949) 887-6890

INFORMATION STATEMENT

Date first mailed to stockholders: March __, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of Ethos Environmental, Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolutions of our Board of Directors effective as of December 31, 2010 and January 20, 2011. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate actions as quickly as possible, our Board of Directors resolved to proceed with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

This Information Statement is dated March __, 2011 and is first being mailed to stockholders on or about March __, 2011. Only stockholders of record at 8:00 a.m. PST on January 20, 2011 (the “Record Date”) are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTIONS

1.     PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

Our Board of Directors has determined that the Company’s existing Articles of Incorporation are inadequate for our current and anticipated future needs. Therefore, effective as of January 20, 2011, our Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the Articles of Incorporation in the form of the Amended and Restated Articles of Incorporation attached hereto (the “Amended and Restated Articles”).

The date of filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles (the “Certificate of Amended and Restated Articles”) with the Amended and Restated Articles attached thereto will be the effective date of the Amended and Restated Articles.

There are several key substantive differences between our current Articles of Incorporation and the Amended and Restated Articles, as follows:

(i) CHANGE THE NAME OF THE COMPANY

ARTICLE I of the Amended and Restated Articles provides that the name of the Company is Regeneca, Inc. Accordingly, effective upon the filing of the Amended and Restated Articles with the Nevada Secretary of State, the name of the Company will be changed from “Ethos Environmental, Inc.” to “Regeneca, Inc.” Our Board of Directors resolved that it would be in the best interests of the Company and its stockholders so to change the name of the Company to best reflect the new business and products of the Company resulting from the Company’s recent acquisition of Regeneca International, Inc., a Nevada corporation (which currently is a wholly-owned subsidiary of the Company), pursuant to a reverse triangular merger transaction. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2011.

(ii) INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

ARTICLE III, Section A of the Amended and Restated Articles provides that the Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock,” and that the total number of shares that the Company is authorized to issue is 2,000,000,000 shares, of which 1,900,000,000 shares shall be Common Stock, par value $.0001 per share, and 100,000,000 shares shall be Preferred Stock, par value $.0001 per share. ARTICLE 6, Section 6.1 of the current Articles of Incorporation of the Company provides that the Company is authorized to issue only 1,000,000,000 shares, consisting of 900,000,000 shares of Common Stock, par value $.0001 per share, and 100,000,000 shares of Preferred Stock, par value $.0001 per share. Accordingly, effective upon the filing of the Amended and Restated Articles with the Nevada Secretary of State, the total number of shares that the Company is authorized to issue will be increased by 1,000,000,000 shares (from 1,000,000,000 shares to 2,000,000,000 shares), all of which additional 1,000,000,000 shares shall be Common Stock, par value $.0001 per share.

The increase in the total number of authorized but unissued shares of Common Stock will provide the Company with needed capital stock to enable it to undertake financing transactions in which the Company may employ its Common Stock and/or Preferred Stock, including transactions to raise working capital through the sale of Common Stock and/or Preferred Stock. The Company’s Board of Directors is of the view that the number of shares of Common Stock currently authorized may not be sufficient to satisfy anticipated future needs. The Board of Directors also considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock and to issue, when and where appropriate or necessary, Preferred Stock, without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares of Common Stock will enhance the Company’s flexibility in connection with public or private offerings, conversions of convertible securities, issuances of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders’ meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company’s securities then may be listed. Management of the Company is at all times investigating additional sources of financing that the Board of Directors believes will be in the Company’s best interests and in the best interests of the stockholders of the Company.

To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and, depending on the price at which such shares of Common Stock are issued, could be dilutive to the existing stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

(iii)     AUTHORIZE OUR BOARD OF DIRECTORS TO ESTABLISH ONE OR MORE SERIES OF PREFERRED STOCK

Under ARTICLE 6, Section 6.3 of the Articles of Incorporation of the Company currently in effect, our Board of Directors is authorized to provide for the issue of different series of shares of Preferred Stock. Our Board of Directors believes that it would be in the best interests of the Company and its stockholders to amend and restate the provisions of our Articles of Incorporation that provide such authority to our Board of Directors. Accordingly, ARTICLE III, Section B of the Amended and Restated Articles provides that the Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. ARTICLE III, Section B of the Amended and Restated Articles also provides that, subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Certificates of Designation or in the Articles of Incorporation of the Company (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. ARTICLE III, Section B of the Amended and Restated Articles also provides that, subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock before or after the issuance of such series, but not below the number of shares of such series then outstanding, and that, in case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.

These provisions of the Amended and Restated Articles give our Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as our Board of Directors deems to be in the best interests of the Company and its stockholders. These provisions of the Amended and Restated Articles provide the Company increased financial flexibility in meeting future capital requirements by providing another type of security in addition to the Company’s Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences that our Board of Directors deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Therefore, such issuances could deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such Preferred Stock outweighs such possible disadvantages. To the extent that the Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover effects, the Preferred Stock could encourage persons seeking to acquire the Company to negotiate directly with our Board of Directors, enabling our Board of Directors to consider the proposed transaction in a manner that best serves the interests of the Company’s stockholders.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

There currently are no plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock that are authorized by the Amended and Restated Articles. At the date of this Information Statement, none of our authorized shares of Preferred Stock is issued and outstanding.

(iv)     AUTHORIZE OUR BOARD OF DIRECTORS TO CREATE AND ISSUE RIGHTS TO PURCHASE SECURITIES

ARTICLE IV of the Amended and Restated Articles authorizes our Board of Directors, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. ARTICLE IV of the Amended and Restated Articles provides that the times at which and the terms upon which such rights are to be issued will be determined by our Board of Directors and set forth in the contracts or instruments that evidence such rights. ARTICLE IV of the Amended and Restated Articles provides that the authority of our Board of Directors with respect to such rights will include, but not be limited to, determination of the following: (a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights; (b) provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from any other stock or other securities of the Company; (c) provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Company, a change in ownership of the Company’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Company or any stock of the Company, and provisions restricting the ability of the Company to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Company under such rights; (d) provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Company the right to exercise such rights and/or cause the rights held by such holder to become void; (e) provisions that permit the Company to redeem or exchange such rights; and (f) the appointment of a rights agent with respect to such rights. The creation or issuance of any or all of such rights could have anti-takeover ramifications.

(v)     PROVIDE FOR THE LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

ARTICLE 11, Section 11.5 of the Articles of Incorporation of the Company currently in effect provides for the limitation of liability of our directors, officers and other persons. Our Board of Directors believes that it would be in the best interests of the Company and its stockholders to amend and restate the provisions of our Articles of Incorporation that provide for such limitation of liability. Accordingly, ARTICLE VI of the Amended and Restated Articles contains provisions relating to the limitation of liability of the directors and officers of the Company. They generally provide that the personal liability of the directors and officers of the Company is eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same exist or later may be amended. In addition, they provide that no director or officer of the Company will be liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Nevada Revised Statutes Section 78.300. ARTICLE VI of the Amended and Restated Articles provides that no amendment, modification or repeal of the limitation of liability provisions contained in ARTICLE VI of the Amended and Restated Articles applies to or has any effect on the liability or alleged liability of any director or officer of the Company for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

(vi)     PROVIDE FOR THE INDEMNIFICATION OF DIRECTORS AND OFFICERS

ARTICLE 11, Sections 11.1 and 11.2 of the Articles of Incorporation of the Company currently in effect provide for the Company’s obligation to indemnify its directors, officers and other persons to the fullest extent permitted under the Nevada Revised Statutes. Our Board of Directors believes that it would be in the best interests of the Company and its stockholders to amend and restate the provisions of our Articles of Incorporation that provide for such indemnification obligations. Accordingly, ARTICLE VII of the Amended and Restated Articles contains substantial provisions relating to indemnification. They generally provide that the Company, to the fullest extent permitted by the laws of the State of Nevada, as the same exist or may be amended (but in the case of such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such laws permitted the Company to provide before such amendment), indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person or a person for whom such person is the legal representative is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer of the Company or at the request of the Company as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against and from all costs, charges, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, the Amended and Restated Articles or any agreement with the Company) reasonably incurred or suffered by such person in connection therewith. ARTICLE VII of the Amended and Restated Articles also provides that the Company may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Company, and to persons who are serving or did serve at the request of the Company as an employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, with the same scope and effect as provided to the directors and officers of the Company pursuant to the provisions of ARTICLE VII of the Amended and Restated Articles.

2.     PROPOSAL TO ADOPT AND APPROVE THE 2010 INCENTIVE PLAN

Our Board of Directors has determined it to be in the best interests of the Company and its stockholders to adopt an incentive plan. Therefore, effective as of December 31, 2010, our Board of Directors resolved to adopt and approve such an incentive plan, which was amended by our Board of Directors on January 20, 2011. The incentive plan, as amended, covers an aggregate of 242,000,000 shares of Common Stock of the Company. The form of the 2010 Incentive Plan, as amended, is attached hereto (the “2010 Incentive Plan”). The 2010 Incentive Plan is effective as of December 31, 2010.

Summary of the 2010 Incentive Plan

The description set forth below summarizes the principal terms and conditions of the 2010 Incentive Plan, does not purport to be complete and is qualified in its entirety by reference to the 2010 Incentive Plan, a copy of which is attached to this Information Statement.

General. The primary objectives of the 2010 Incentive Plan are to:

•	attract and retain selected key employees, consultants and directors;

•	encourage their commitment;

•	motivate superior performance;

•	facilitate attainment of ownership interests in the Company;

•	align personal interests with those of our stockholders; and

•	enable them to share in the long-term growth and success of the Company.

Shares Subject to 2010 Incentive Plan. The number of shares of Common Stock of the Company reserved under the 2010 Incentive Plan is 242,000,000. The number of shares available under both the 2010 Incentive Plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances. The following transactions will restore, on a one share for one share basis, the number of shares authorized for issuance under the 2010 Incentive Plan: (i) a payout of a stock appreciation right, tandem stock appreciation right, restricted stock award or other stock-based award in the form of cash; (ii) a cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a tandem stock appreciation right upon exercise of the related stock option, or the termination of a related stock option upon exercise of the corresponding tandem stock appreciation right) of any shares subject to an incentive award; (iii) payment of an option price with previously acquired shares; provided, however, that the shares authorized for issuance under the 2010 Incentive Plan will not be increased by the number of shares withheld (which would otherwise be acquired upon the exercise) as payment of the option price or for tax withholding; and (iv) payment or the withholding of shares for taxes or the purchase price for shares under a restricted stock award; provided, however, that the aggregate number of shares that may be issued upon exercise of incentive stock options will in no event exceed 242,000,000.

During any period that the Company is a publicly held corporation, the following rules will apply to grants of incentive awards: (i) the maximum aggregate number of shares of Common Stock (including stock options, stock appreciation rights, restricted stock, performance units and performance shares paid out in shares, or other stock-based awards paid out in shares) that may be granted in any calendar year pursuant to any incentive award held by any individual employee shall be 40,000,000 shares, and (ii) the maximum aggregate cash payout (including stock appreciation rights, performance units and performance shares paid out in cash, or other stock-based awards paid out in cash) with respect to incentive awards granted in any calendar year which may be made to any individual employee shall be $1,000,000.

Administration. The 2010 Incentive Plan is administered by a committee, which is appointed by our Board of Directors, and which consists of not less than one director or, if the Company is a publicly held corporation (as defined in the 2010 Incentive Plan), two directors, each of whom (i) fulfills the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) is certified by our Board of Directors as an independent director and (iii) fulfills the “outside director” requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority (collectively, the “Code”). Notwithstanding the foregoing, the committee will consist of our entire Board of Directors before the time a committee has been established by our Board of Directors and with respect to any proposed grant of an incentive award for an outside director.

The committee is authorized to, among other things, select grantees under the 2010 Incentive Plan and determine the size, duration and type, as well as terms and conditions (which need not be identical) of each incentive award. The committee also construes and interprets the 2010 Incentive Plan and all related incentive agreements. All determinations and decisions of the committee are final, conclusive and binding on all parties. We have agreed to indemnify members of the committee against any damage, loss, liability, cost or expense arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the 2010 Incentive Plan (including such indemnification for a person’s own sole concurrent negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence.

Eligibility. Our employees, consultants and outside directors are eligible to participate in the 2010 Incentive Plan as determined by the committee.

Types of Incentive Awards. Under the 2010 Incentive Plan, the committee may grant incentive awards that may be any of the following:

•	incentive stock options as defined in Section 422 of the Code;

•	“nonstatutory” stock options;

•	stock appreciation rights;

•	shares of restricted stock;

•	performance units and performance shares;

•	other stock-based awards; and

•	supplemental payments dedicated to the payment of income taxes.

Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive agreement between us and the grantee.

Options. Generally, options must be exercised within five or 10 years of the grant date. Incentive stock options may only be granted to employees, and the exercise price of each incentive stock option or nonstatutory stock option may not be less than 100% of the fair market value of a share of our Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of our Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as nonstatutory stock options.

The exercise price of each option is payable in cash or, in the committee’s discretion, by the delivery of shares of our Common Stock owned by the optionee, or by withholding shares that otherwise would be acquired upon the exercise of the option, or by any combination of the two. The committee has the authority not to permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.

An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. We are not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option.

An optionee will not recognize any income for federal income tax purposes, nor will we be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and we will generally recognize a tax deduction in the same amount at the same time.

Stock Appreciation Rights. Generally, stock appreciation rights must be exercised within 10 years of the grant date. Upon exercise of a stock appreciation right, the holder will receive cash, shares of our Common Stock or a combination of the two, as specified in the related incentive agreement, the aggregate value of which equals the amount by which the fair market value per share of our Common Stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or granted independently of a nonstatutory stock option. Stock appreciation rights will be subject to such terms and conditions as determined by the committee and specified in the incentive agreement.

Restricted Stock. Restricted stock may be subject to substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal in the Company, as determined by the committee and specified in the incentive agreement. Unless otherwise specified in the incentive agreement, during the period of restriction a grantee will have all other rights of a stockholder, including the right to vote the shares and receive the dividends paid thereon.

A grantee will not recognize taxable income upon the grant of an award of restricted shares (nor will we be entitled to a deduction) unless the grantee makes an election under Section 83(b) of the Code. If the grantee makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the grantee will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the award is granted over the purchase price, if any, paid for the shares of Common Stock. If such election is made and the grantee subsequently forfeits some or all of the shares, then the grantee generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the grantee will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The grantee will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restrictions lapse, as is applicable.

Upon the disposition of shares of Common Stock acquired pursuant to an award of restricted shares, the grantee will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the grantee’s tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made or on the date after the award is granted if the Section 83(b) election is made.

We generally will be entitled to a corresponding tax deduction at the time the grantee recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the grantee.

Performance Units and Performance Shares. Performance units and performance shares may be granted to employees and consultants. For each performance period, the committee will establish specific financial or non-financial performance criteria, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to performance shares or performance units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial objectives for the Company and its subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business will relate to the achievement of financial and operating objectives of the segment for which the grantee is accountable. Examples of performance criteria will include one or more of the following pre tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time, including the relative improvement therein; stock price performance, sales, costs, production volumes or reserves added. Individual performance criteria will relate to a grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among grantees. The performance criteria need not be based on an increase or positive result and may include, for example, maintaining the status quo or limiting economic loss. Generally, a grantee will not recognize taxable income upon the grant of performance units and performance shares. Generally, upon the payment of the performance unit or shares, a grantee will recognize compensation as taxable ordinary income, and we will be entitled to a deduction in the same amount at the same time.

Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, shares of our Common Stock. The committee may determine the terms and conditions of other stock-based awards, provided that, in general, the amount of consideration to be received by us will be either no consideration other than services rendered (in the case of the issuance of shares) or, in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. To the extent that the Company is a publicly held corporation and that a stock appreciation right is intended to qualify for the performance-based exception or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of Common Stock may not be less than 100% of fair market value of a share of Common Stock on the date of the grant of the stock appreciation right. Payment or settlement of other stock-based awards will be in shares of our Common Stock or in other consideration as specified by the committee in the incentive agreement.

Generally, a grantee will not recognize any taxable income upon the grant of other stock-based awards. Generally, upon the payment of other stock-based awards, a grantee will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding tax deduction in the same amount and at the same time.

However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the grantee will not recognize income, and we will not be entitled to a deduction until the restrictions lapse, unless the grantee elects otherwise by filing a Section 83(b) election as described above. The amount of a grantee’s ordinary income and our deduction generally will be equal to the fair market value of the shares at the time the restrictions lapse.

Supplemental Payments for Taxes. The committee may grant, in connection with an incentive award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a grantee with respect to the incentive award and the receipt of such supplemental payment. This payment also will be ordinary income to the grantee.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions on restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending on the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends on, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.

Section 409A of the Code generally provides that any deferred compensation arrangement that does not satisfy specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of all amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income also are subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may be paid out only upon separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year before performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits and may be applicable to certain awards under the 2010 Incentive Plan. The Treasury Department has provided guidance on transition issues and final regulations under new Section 409A of the Code. Incentive awards under the 2010 Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other applicable incentive awards is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2010 INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE.

MOREOVER, THIS SUMMARY IS BASED ON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT ON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS RESPECTING INCENTIVE AWARDS.

Termination of Employment and Change in Control. Except as provided in the applicable incentive agreement, if the grantee’s employment or other service with us is terminated other than due to his death, disability, retirement or for cause, then his then vested incentive awards remain exercisable for 90 days after such termination. If his termination is due to disability or death, then his vested incentive awards remain exercisable for one year following such termination. Upon his retirement, his vested incentive awards remain exercisable for six months, except for incentive stock options, which by statute may remain exercisable for only up to three months. Upon a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of such termination.

If we undergo a “change in control,” all restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding options and stock appreciation rights become immediately exercisable, and all of the performance shares and performance units and other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an “anti-takeover” defense because they could make a takeover more expensive.

Incentive Awards Nontransferable. No incentive award may be assigned, sold or otherwise transferred by a grantee, other than by will or by the laws of descent and distribution, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the grantee’s lifetime only by the grantee or the grantee’s legal guardian. However, in the discretion of the committee, the incentive agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The 2010 Incentive Plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.

Amendment and Termination. Our Board of Directors may amend or terminate the 2010 Incentive Plan at any time, subject to all necessary regulatory and stockholder approvals. No termination or amendment of the 2010 Incentive Plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.

Plan Benefits

The grant of incentive awards under the 2010 Incentive Plan to employees, consultants and non-employee directors is subject to the discretion of the committee. As of the date of this Information Statement, there has been no determination by the committee with respect to future awards under the 2010 Incentive Plan. Accordingly, future awards to employees, consultants and non-employee directors under the 2010 Incentive Plan are not determinable.

3.     PROPOSAL TO ADOPT AND APPROVE THE DISTRIBUTOR STOCK INCENTIVE PLAN

Our Board of Directors has determined it to be in the best interests of the Company and its stockholders to adopt a distributor stock incentive plan in substantially the form attached to this Information Statement (the “Distributor Stock Incentive Plan”). Therefore, effective as of December 31, 2010, our Board of Directors resolved to adopt and approve the Distributor Stock Incentive Plan. The Distributor Stock Incentive Plan covers an aggregate of 50,000,000 shares of Common Stock of the Company. The Distributor Stock Incentive Plan is effective as of December 31, 2010.

Summary of the Distributor Stock Incentive Plan

The description set forth below summarizes the principal terms and conditions of the Distributor Stock Incentive Plan, does not purport to be complete and is qualified in its entirety by reference to the Distributor Stock Incentive Plan, a copy of which is attached to this Information Statement.

The Distributor Stock Incentive Plan provides for the payment of compensation to distributors of the Company’s products in shares of Common Stock of the Company. Officers, directors and any person beneficially owning at least 10% of any class of Company securities cannot participate in the Distributor Stock Incentive Plan and shall not receive awards or rights under the Distributor Stock Incentive Plan.

Under the Distributor Stock Incentive Plan, distributors of the Company’s products may be granted rights to purchase or acquire or receive (including direct awards) up to an aggregate of 50,000,000 shares of Common Stock, which, as of December 31, 2010, the Company issued to the Distributor Stock Incentive Trust (the “Trust”). The Trust is the current record holder of such 50,000,000 shares. The current trustee of the Trust (the “Trustee”) is Christopher A. Wilson, Esq., a partner in the law firm of Wilson, Haglund & Paulsen, P.C., the Company’s outside securities legal counsel. Mr. Wilson is not eligible to participate in the Distributor Stock Incentive Plan and will not receive any award or rights under the Distributor Stock Incentive Plan.

All shares granted under the Distributor Stock Incentive Plan (including direct awards of shares) will have and be subject to the terms and conditions set forth in the Distributor Stock Incentive Plan and the respective agreements governing such shares. Shares under the Distributor Stock Incentive Plan may (but need not) be subject to various vesting schedules, as established from time to time by guidelines for the Company’s Distributor Program. If shares awarded under the Distributor Stock Incentive Plan do not vest, then the shares will become available again for award under the Distributor Stock Incentive Plan. At the date of this Information Statement, no shares have been awarded under the Distributor Stock Incentive Plan to any person.

The Trustee is authorized under the Distributor Stock Incentive Plan to determine the terms and conditions of each right (including direct awards of shares) granted under the Distributor Stock Incentive Plan.

The Trustee also is authorized under the Distributor Stock Incentive Plan to award or sell shares of Common Stock reserved under the Distributor Stock Incentive Plan pursuant to a stock award agreement or a stock purchase agreement. Every such award or sale will be subject to all applicable terms and conditions of the Distributor Stock Incentive Plan and may be subject to other terms and conditions that are not inconsistent with the Distributor Stock Incentive Plan and that the Trustee deems appropriate for inclusion in such stock award agreement or stock purchase agreement. The provisions of such stock award agreements and/or stock purchase agreements entered into under the Distributor Stock Incentive Plan need not be identical.

Under the Distributor Stock Incentive Plan, the Trustee may determine at the time of making an award thereunder or thereafter that such award will become fully vested in the event that the Company is a party to a merger or reorganization or other transaction that constitutes a “Change in Control” as defined in the Distributor Stock Incentive Plan.

Our Board of Directors may not amend the Distributor Stock Incentive Plan except with the approval of the Company’s stockholders. Any amendment of the Distributor Stock Incentive Plan will not affect shares previously issued or any award previously granted under the Distributor Stock Incentive Plan.

The Distributor Stock Incentive Plan will terminate automatically 10 years after its adoption by our Board of Directors; provided, however, that our Board of Directors, in its sole discretion, may terminate the Distributor Stock Incentive Plan at any time. The Trustee will not be able to grant rights to acquire or receive (including direct awards of) shares under the Distributor Stock Incentive Plan after it has terminated, except upon exercise of rights that were granted by the Trustee before the date of termination of the Distributor Stock Incentive Plan in accordance with its terms.

Plan Benefits

The grant of rights under the Distributor Stock Incentive Plan to persons eligible for such rights is subject to the discretion of the Trustee, who will follow the guidelines established by the Board of Directors in the Distributor Program. As of the date of this Information Statement, there has been no determination by the Trustee with respect to future awards under the Distributor Stock Incentive Plan. Accordingly, future awards under the Distributor Stock Incentive Plan are not determinable.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

As described in more detail above, under certain circumstances the increase in the number of authorized but unissued shares of our Common Stock that will be effected upon the filing of the Amended and Restated Articles with the Nevada Secretary of State could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The increase in the number of authorized but unissued shares of our Common Stock therefore may have the effect of discouraging unsolicited takeover attempts.

By potentially discouraging the initiation of any such unsolicited takeover attempt, the increase in the number of authorized but unissued shares of our Common Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the increase in the number of authorized but unissued shares of our Common Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company. In addition to the potential anti-takeover effects of an increase in the number of authorized but unissued shares of our Common Stock, certain provisions of the Amended and Restated Articles also could be used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

As described in more detail above, ARTICLE III, Section B of the Amended and Restated Articles provides that the Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company by diluting their stock ownership. In addition, the ability of the Board of Directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

Also as described in more detail above, ARTICLE IV of the Amended and Restated Articles authorizes our Board of Directors, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. The creation or issuance of any or all of such rights could have anti-takeover ramifications similar to those described in the preceding paragraph.

At the date of this Information Statement, we are not aware of any attempt to take over or acquire the Company. While the aforementioned provisions of the Amended and Restated Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific effort or takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provision of the Amended and Restated Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amended and Restated Articles or other governing documents of the Company, and the Board of Directors currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

APPROVAL OF THE PROPOSED CORPORATE ACTIONS

Under Section 78.390(1) of the Nevada Revised Statutes, every amendment to the Company’s Articles of Incorporation must first be adopted by a resolution of the Board of Directors and must then be approved by stockholders entitled to vote on any such amendment. Under Section 78.390(1) of the Nevada Revised Statutes and the Company’s Bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation.

Pursuant to Section 78.320 of the Nevada Revised Statutes, unless otherwise provided in the Company’s Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Under Section 78.320 of the Nevada Revised Statutes, an action authorized by written consent does not require a meeting of stockholders to be called or notice thereof to be given.

Our Board of Directors adopted resolutions effective as of December 31, 2010 and effective as of January 20, 2011 (i.e., the Record Date) setting forth for approval by stockholders the proposed corporate actions. On the Record Date, the Company’s authorized capital stock consisted of 900,000,000 shares of Common Stock, $.0001 par value per share, of which 879,244,037 shares were issued and outstanding, and 100,000,000 shares of Preferred Stock, $.0001 par value per share, none of which was issued and outstanding. On the Record Date, only the Company’s Common Stock carried voting rights, with each outstanding share of Common Stock entitling the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders.

On the Record Date, 15 of the Company’s stockholders held 625,913,027 shares of Common Stock, representing 71.19% of the voting power of our stockholders holding Common Stock. All of these stockholders voted in favor of the proposed corporate actions by written consent effective as of February 15, 2011. Such vote constituted approval of the proposed corporate actions by 71.19% of the issued and outstanding shares of Common Stock. Since these stockholders had sufficient voting power to approve the corporate actions through their ownership of capital stock of the Company, no consent or approval of the corporate actions by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE DATES OF CORPORATE ACTIONS

The Amended and Restated Articles will become effective upon the filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles (the “Certificate of Amended and Restated Articles”) with the Amended and Restated Articles attached thereto pursuant to Section 78.403 of the Nevada Revised Statutes. The Certificate of Amended and Restated Articles with the Amended and Restated Articles attached thereto will be filed with the Nevada Secretary of State on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders or (ii) such later date as approved by our Board of Directors, in its sole discretion (in either case, the “Effective Date”). Both the 2010 Incentive Plan and the Distributor Stock Incentive Plan are effective as of December 31, 2010. The Board of Directors may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board of Directors determines that the action no longer is in the best interests of the Company and its stockholders.

DISSENTERS’ RIGHTS

Neither the Articles of Incorporation of the Company, nor the Bylaws of the Company, nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the aforementioned corporate actions.

EXCHANGE OF STOCK CERTIFICATES NOT REQUIRED

As of the Effective Date, the name of the Company will be Regeneca, Inc. Stockholders will not be required to exchange their stock certificates issued before the Effective Date in exchange for new stock certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company’s securities by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent (5%) of each class of the Company’s capital stock.

The number and percentage of shares beneficially owned includes shares as to which the named person has sole or shared voting power or investment power and shares that the named person has the right to acquire within 60 days.

NAME OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK	PERCENTAGE OF CLASS

Matthew Nicosia c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	78,108,893[1]	8.88%

Francis Chen c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	50,206,357	5.71%

James C. Short c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	105,451,807[2]	11.99%

Adam Vincent Gilmer c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	36,916,438	4.20%

Jan Hall c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	18,458,219	2.10%

Daniel R. Kerker c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	-0-	0.0%

GreenBridge Capital Partners IV, LLP 20130 Via Cellini Porter Ranch, CA 91326	181,513,956	20.64%

MKM Opportunity Master Fund Limited 1515 Broadway, 11th Floor New York, NY 10036	84,212,589	9.58%

IME Capital LLC c/o Ethos Environmental, Inc. 18 Technology, Suite 165 Irvine, CA 92618	59,989,212	6.82%

Distributor Stock Incentive Trust c/o Christopher A. Wilson, Esq., Trustee 9110 Irvine Center Drive Irvine, CA 92618	50,000,000	5.69%

All directors and executive officers, as a group (6 persons)	289,141,714	32.89%

_________________________

1.

Includes 36,916,438 shares and 18,458,219 shares held in two family trusts over which Mr. Nicosia shares voting and dispositive power. Also includes 22,734,236 shares held by Vivakor, Inc., of which Mr. Nicosia is the CEO. Mr. Nicosia disclaims beneficial ownership of all shares held by Vivakor, Inc.

2.	Includes 369,165 shares held as a joint tenant with Mr. Short’s spouse. Also includes 8,176,992 shares held by S&G Global Consulting Corp., of which Mr. Short is a director and an officer. Mr. Short disclaims beneficial ownership of all shares held by S&G Global Consulting Corp. Also includes 59,989,212 shares held by IME Capital LLC, of which Mr. Short is the Manager. Mr. Short disclaims beneficial ownership of all shares held by IME Capital LLC.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holder.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed corporate actions that is not shared by all other holders of the Company’s capital stock. Our Board of Directors approved the proposed corporate actions effective as of December 31, 2010 and January 20, 2011, and the holders of a majority of the outstanding shares of our Common Stock approved the proposed corporate actions on February 15, 2011. No other security holder entitled to vote at a stockholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements or other information that the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”

March __, 2011	By Order of the Board of Directors

/s/ Matthew Nicosia
Name: Matthew Nicosia
Title: President and Director

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
ETHOS ENVIRONMENTAL, INC. (RENAMED REGENECA, INC.),
a Nevada corporation

ARTICLE I

The name of the corporation is Regeneca, Inc. (the “Corporation”).

ARTICLE II

The Corporation may engage in any lawful activity.

ARTICLE III

A.     Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 2,000,000,000 shares. 1,900,000,000 shares shall be Common Stock, par value $.0001 per share, and 100,000,000 shares shall be Preferred Stock, par value $.0001 per share.

B.     Rights, Preferences, Privileges and Restrictions of Preferred Stock. The Preferred Stock authorized by these Amended and Restated Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors hereby is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Certificates of Designation or in these Articles of Incorporation (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock, before or after the issuance of such series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE IV

The Board of Directors is authorized, from time to time, to create and issue, whether or not in connection with the issuance and sale of any of the stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)     The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b)     Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from any other stock or other securities of the Corporation.

(c)     Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d)     Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e)     Provisions that permit the Corporation to redeem or exchange such rights.

(f)     The appointment of a rights agent with respect to such rights.

ARTICLE V

The governing board of the Corporation shall be styled as a “Board of Directors,” and any member of such Board of Directors shall be styled as a “director.” The number of directors of the Corporation may be fixed and increased or decreased in the manner provided in the Bylaws of the Corporation, provided that the number of directors shall never be less than one (1). In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote that are not filled by such stockholders, may be filled by the remaining directors, though less than a quorum. Notwithstanding the foregoing, whenever the holders of any one or more series of shares of Preferred Stock issued by the Corporation have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article III(B) hereof.

ARTICLE VI

The personal liability of the directors and officers of the Corporation hereby is eliminated to the fullest extent permitted by Nevada Revised Statutes, Chapter 78, as the same exists or hereafter may be amended. No director or officer of the Corporation will be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Nevada Revised Statutes Section 78.300. No amendment, modification or repeal of this Article VI applies to or has any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

ARTICLE VII

The Corporation shall, to the fullest extent permitted by the laws of the State of Nevada, as the same exist or hereafter may be amended (but in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such laws permitted the Corporation to provide before such amendment), indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person or a person for whom such person is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer of the Corporation or at the request of the Corporation as a director, officer, manager or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against and from all costs, charges, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this Article VII or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith. The Corporation may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Corporation, and to persons who are serving or did serve at the request of the Corporation as an employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, with the same scope and effect as provided to the directors and officers of the Corporation pursuant to the foregoing provisions of this Article VII.

The indemnification provided for herein shall not be deemed exclusive of any other right to which a person indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to actions of such person in such person’s official capacity and as to actions of such person in another capacity while holding such office. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against any liability asserted against such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Nevada Revised Statutes, Chapter 78. The expenses of any director or officer, current or past, incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation as incurred and in advance of the final disposition of such action, suit or proceeding upon the Corporation’s receipt of an undertaking by or on behalf of such current or past director or officer to repay the Corporation for all of such expenses if it ultimately is determined by a court of competent jurisdiction that such current or past director or officer is not entitled to be indemnified by the Corporation. The indemnification provided for herein shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation, or who has ceased to serve at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, and shall inure to the benefit of such person’s heirs, executors and administrators. No amendment, modification or repeal of this Article VII applies to or has any effect on any right or protection of any director, officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, manager, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, existing at the time of such amendment, modification or repeal.

ARTICLE VIII

The Corporation, pursuant to Nevada Revised Statutes, Section 78.434, elects not to be governed by the provisions of Nevada Revised Statutes, Sections 78.411 to 78.444, inclusive.

ARTICLE IX

In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by Nevada Revised Statutes, Chapter 78 or other statutes or laws of the State of Nevada, the Board of Directors is expressly authorized: (i) to make, adopt, amend, alter or repeal the Bylaws of the Corporation, except as and to the extent otherwise provided in such Bylaws; (ii) from time to time to adopt Bylaw provisions with respect to indemnification of directors, officers, employees, agents and other persons as the Board of Directors deems expedient and in the best interests of the Corporation and to the extent permitted by law; and (iii) to fix and determine designations, preferences, privileges, rights and powers, and relative, participating, optional or other special rights, qualifications, limitations or restrictions, on the capital stock of the Corporation as provided by Nevada Revised Statutes Section 78.195, unless otherwise provided herein.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ETHOS ENVIRONMENTAL, INC.
2010 INCENTIVE PLAN

SECTION 1

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1 Purpose

The purpose of the 2010 Incentive Plan (the “Plan”) is to foster and promote the long-term financial success of Ethos Environmental, Inc. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan was originally effective on December 31, 2010, subject to approval by the Company’s stockholders pursuant to Section 7.1 (the “Effective Date”), provided that with respect to Incentive Awards outstanding prior to the Effective Date, such an award shall not be amended by any term herein if such term would cause such award to be deferred compensation, a new grant under or otherwise violate Code Section 409A or would modify an Incentive Award under Code Section 424 resulting in a new grant, as determined by the Committee. The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2 Definitions

 The following terms shall have the meanings set forth below:

(a)      Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

(b)      Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c)      Board. The Board of Directors of the Company.

(d)      Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(e)      CEO. The Chief Executive Officer of the Company.

(f)      Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(g)      Committee. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer the Plan. However, if the Company becomes a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who (i) fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act and who is certified by the Board as an independent director and (ii) fulfill the “outside director” requirements of Section 162(m) of the Code. In either case, the Committee may be the compensation committee of the Board, or any subcommittee of the compensation committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan shall mean the entire Board prior to the time a Committee has been established by the Board and with respect to any proposed grant of an Incentive Award for an Outside Director. In such cases, the Board shall have all the powers and responsibilities of the Committee hereunder, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(h)      Common Stock. The common stock of the Company, $.0001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(i)      Company. Ethos Environmental, Inc., a corporation organized under the laws of the State of Nevada, and any successor in interest thereto

(j)      Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, (i) is in a position to contribute to the growth or financial success of the  Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k)      Change in Control. Any of the events described in and subject to Section 6.7

(l)      Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

(m)      Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

(n)      Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

(o)      Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

(p)      Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director. Notwithstanding the foregoing, with respect to an Incentive Award that is deferred compensation subject to Code Section 409A a termination of Employment shall be determined by the Committee under the “separation from service” requirements under Code Section 409A.

(q)      Exchange Act. The Securities Exchange Act of 1934, as amended

(r)      Fair Market Value. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith, and to the extent any Incentive Award is intended to be exempt from Code Section 409A, consistent with Code Section 409A as it shall determine. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System, or (iv) any other method permitted by Code Section 409A as determined by the Committee in its discretion and consistently applied. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

(s)      Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(t)      Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(u)      Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

(v)      Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

(w)      Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(x)      Independent SAR. A Stock Appreciation Right described in Section 2.5.

(y)      Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(z)      Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(aa)      Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(bb)      Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock and payable in Common Stock, cash or other consideration.

(cc)      Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of 16b-3 under the Exchange Act.

(dd)      Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

(ee)      Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(ff)      Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

(gg)      Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

(hh)      Plan. Ethos Environmental, Inc., 2010 Incentive Plan as set forth herein and as it may be amended from time to time.

(ii)      Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act and listed on a nationally recognized stock exchange or automated quotation system; provided, however, the Over The Counter Bulletin Board shall not be considered a nationally recognized stock exchange.

(jj)      Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(kk)      Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

(ll)      Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

(nn) Share. A share of the Common Stock of the Company.

(oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

(pp) Spread. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

(qq) Stock Appreciation Right or SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

(rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

(ss) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(tt) Supplemental Payment. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

(uu) Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

1.3 Plan Administration

(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or Incentive Agreement. The determination of the Committee shall be final and binding on all persons.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii), if the Company is a Publicly Held Corporation, take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

(h) Indemnification. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan (including such indemnification for a person’s own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence.

Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4 Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Two Hundred Forty-Two Million (242,000,000) Shares of Common Stock. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards:

(a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Employee shall be forty million (40,000,000) Shares.

(b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be one million dollars ($1,000,000).

(c) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Employee to the extent required by and in accordance with Section 162(m) of the Code.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5 Share Pool Adjustments for Awards and Payouts

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option;

(b) SAR (except a Tandem SAR);

(c) Restricted Stock;

(d) A payout of a Performance Share in Shares;

(e) A payout of a Performance Unit in Shares; and

(f) A payout of an Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) A Payout of a SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

(b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award;

(c) Payment of an Option Price with previously acquired Shares; provided, however, that the Share Pool shall not be increased by the number of Shares withheld (which would otherwise be acquired on the exercise) as payment of the Option Price or for tax withholding; and

(d) Payment or the withholding of Shares for taxes or the purchase price for Shares under a Restricted Stock Award.

1.6 Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7 Participation

(a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time. With respect to Nonstatutory Stock Options or SARs intended to be excluded from the requirements of Code Section 409A, Incentive Awards of Nonstatutory Stock Options or SARs may only be made to Grantees if the Incentive Award would be for “service recipient stock” within the meaning of Code Section 409A, as determined by the Committee.

(b)  Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8 Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in Section 4, Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.

1.9 Other Compensation Programs

The existence and terms of the Plan shall not limit the authority of the Board or Company or any Company affiliate in compensating directors, Outside Directors, Employees or Consultants of the Company, in such other forms and amounts, including compensation pursuant to any other plans or programs (including but not limited to bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.

1.10 Repricing Prohibited

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Incentive Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Incentive Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

SECTION 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (110% in the case of an Incentive Stock Option for 10% or greater shareholders pursuant to Section 1.7(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO or SAR grants; five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3 Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes. In no event will the Committee allow the Option Price to be paid with a form of consideration, including, but not limited to, a loan to an Employee, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation).

The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, stockholders’ agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4 Stock Appreciation Rights in Tandem with Nonstatutory Stock Options

(a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “Tandem SAR.”

(b) General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

(c) Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

(d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

2.5 Stock Appreciation Rights Independent of Nonstatutory Stock Options

(a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).

(b) General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

(c) Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

(d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

2.6 Reload Options

At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

2.7 Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights

The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 3

RESTRICTED STOCK

3.1 Award of Restricted Stock

(a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock may be evidenced in a manner as the Committee shall deem appropriate, including without limitation book entry, Shares issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates), or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired or the Committee may provide for the transfer of the Shares of the Restricted Stock to a transfer agent on behalf of the Grantee pursuant to terms as determined by the Committee to maintain the restricted status of the Shares until vested. If the Company issues a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares, the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE ETHOS ENVIRONMENTAL, INC., INCENTIVE PLAN AND AN INCENTIVE STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND ETHOS ENVIRONMENTAL, INC. A COPY OF THE PLAN AND INCENTIVE STOCK OPTION AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF ETHOS ENVIRONMENTAL, INC.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

3.2 Restrictions

(a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b)      Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3 Lapse of Restrictions

Upon the lapse of the forfeiture restrictions as set forth in the Incentive Agreement, the unrestricted Shares shall be evidenced in such manner as determined by the Committee and shall be issued to the Grantee promptly after the restrictions have lapsed in a manner as determined by the Committee in its sole discretion.

3.4 Supplemental Payment on Vesting of Restricted Stock

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 4

PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1 Performance Based Awards

(a) Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

(b) Performance Criteria. The Committee may establish performance goals applicable to Performance Shares or Performance Units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable.

Examples of performance criteria shall include one or more of the following pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among Grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss.

At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company’s business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

(c) Modification. If an Incentive Award is intended to meet the Performance Based Exception, the performance criteria shall preclude discretion to increase the amount of compensation payable upon attainment of the goal or other modification of the criteria except as permitted under Code Section 162(m).

(d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

(e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance criteria as described in Section 4.1 applicable to Performance Shares or Performance Units awarded to Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to an Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § l.162-27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

4.2 Supplemental Payment on Vesting of Performance Units or Performance Shares

The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 5

OTHER STOCK-BASED AWARDS

5.1 Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

5.2 Other Stock-Based Award Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception or to the extent it is intended to be exempt from Code Section 409A, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

(c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.

(d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

(e) Dividends. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, only if so determined by the Committee and set forth in a separate Incentive Agreement. The Committee may also provide in such Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

SECTION 6

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1 Plan Conditions

(a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

(b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

(c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.2 Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code, “QDRO”; provided, however, that Incentive Stock Options may be transferred pursuant to QDRO only if the Incentive Agreement expressly permits such transfer and provided further, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.

6.3 Rights as a Stockholder

(a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4 Listing and Registration of Shares of Common Stock

The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration statement or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5 Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or with respect to any Incentive Award to the extent it does not result in deferred compensation under Code Section 409A unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c). Notwithstanding the foregoing adjustments pursuant to this paragraph shall be made only if permitted and in accordance with Code Sections 424 and 409A to the extent applicable to an Incentive Award unless otherwise consented to in writing by the Grantee.

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.5 and subject to Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining the treatment as a Stock Option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 or Code Section 409A. The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 6.5(f), but subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

(i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

6.6 Termination of Employment, Death, Disability and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment (three (3) months for Incentive Stock Options).

(b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

(i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

(d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

(i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

(e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

6.7 Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;

(b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;

(e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

(f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

6.8  Financing

To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

SECTION 7

GENERAL

7.1  Effective Date and Grant Period

This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award may be granted under the Plan after ten (10) years from the Effective Date.

7.2  Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3  Withholding Taxes

(a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

(d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4  No Guarantee of Tax Consequences

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5  Designation of Beneficiary by Grantee

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

7.6  Deferrals

The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.

7.7  Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

7.8  Requirements of Law

(a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may in its discretion refuse to issue or transfer any Shares or other consideration under an Incentive Award if it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws including, but not limited to, compliance with black out periods required pursuant to applicable law or Company policies. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

(b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9  Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10  Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11  Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12  Miscellaneous Provisions

(a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

7.13  Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.14  Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.15  Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Nevada without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

7.16  Code Section 409A

To the extent that any Incentive Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control as provided in Code Section 409A to the extent that it is more restrictive than as defined in the Plan, using the more restrictive definition of Disability or disabled as provided in Code Section 409A and specifying a time and form of payment schedule. In addition if any Incentive Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Incentive Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Incentive Agreement:

(a) Payments under the Section 409A Plan may not be made earlier than (i) the Grantee’s separation from service, (ii) the date the Grantee becomes disabled, (iii) the Grantee’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Incentive Agreement at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;

(b) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(c) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(d) In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Incentive Award as determined by the Committee.

* * * * *

The foregoing Ethos Environmental, Inc. 2010 Incentive Plan was adopted by the Board of Directors of the Company on December 31, 2010, was affirmed, ratified and amended by the Board of Directors on January 20, 2011 and was adopted by the Shareholders of the Company on February 15, 2011.

ETHOS ENVIRONMENTAL, INC.,

By: ___________________________
Name: _________________________
Title: Chief Executive Officer

ETHOS ENVIRONMENTAL, INC.,
a Nevada corporation

DISTRIBUTOR STOCK INCENTIVE PLAN

(As Adopted and Effective as of December 31, 2010)

ETHOS ENVIRONMENTAL, INC.,
a Nevada corporation

DISTRIBUTOR STOCK INCENTIVE PLAN
(As Adopted and Effective as of December 31, 2010)

SECTION 1. PURPOSE.

The purpose of this Plan is to offer independent business owners and consultants who participate in the Company’s Distributor Program an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in as distributors of the Company’s products and to attract new distributors. This Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and direct awards or sales of Shares of the Company’s Common Stock.

SECTION 2. DEFINITIONS.

(a)     “Administrator” shall mean the Trustee of the Trust, as such person shall be appointed from time to time pursuant to the Declaration of Trust.

(b)     “Affiliate” of a specified entity shall mean any person who is or becomes the record or beneficial holder of ten percent (10%) or more of the outstanding securities of any class of such specified entity (using the attribution rules under the Exchange Act to make such determination).

(c)     “Award” shall mean any award of Shares or Restricted Shares of Common Stock under this Plan.

(d)     “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(e)     “Change in Control” shall mean:

(i)     The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately before such merger, consolidation or other reorganization; or

(ii)     Any transaction (other than an issuance of shares by the Company for cash or evidences of indebtedness) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than fifty percent (50%) of the combined voting power of the Company’s outstanding equity securities; or

(iii)     The sale, transfer or other disposition of all or substantially all of the Company’s assets; or

(iv)     Any other event determined by the Board of Directors to constitute a “Change in Control” for purposes of this Plan.

A transaction shall not constitute a “Change in Control” if: (a) its sole purpose is to change the state of the Company’s incorporation; (b) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (c) it constitutes a public offering of Company securities.

(f)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)     “Consultant” shall mean an individual who is a participant in the Company’s Distributor Program or whose independent business entity is a participant in the Distributor Program; provided, however, that (i) Awards shall be issued only to individuals and not to any entity or business, and (ii) Awards under this Plan shall not be issued to any person who is an officer, director or Affiliate of the Company.

(h)     “Company” shall mean Ethos Environmental, Inc., a Nevada corporation.

(i)     “Distributor Program” shall mean the Company’s program to engage independent business owners and consultants to market, sell and otherwise promote the Company’s products and services, whether directly or indirectly, as such program may be amended, modified, supplemented, terminated or cancelled as the Company’s Board of Directors may determine in its sole discretion, including such formulas or guidelines (the “Guidelines”) for the issuances of Awards under this Plan, if any, adopted by the Board of Directors.

(j)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)     “Fair Market Value” shall mean the market price of Shares, determined by the Administrator as follows:

1)     If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Global Market or the Nasdaq Capital Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

2)     If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Global Market or the Nasdaq Capital Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Global Market or the Nasdaq Capital Market;

3)     If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

4)     If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as the Administrator deems appropriate.

In all cases, the determination of Fair Market Value by the Administrator shall be conclusive and binding on all persons.

(l)     “Offeree” shall mean an individual to whom the Administrator has offered the right to acquire Shares under this Plan.

(m)     “Participant” shall mean an individual or estate who holds an Award.

(n)     “Plan” shall mean this Ethos Environmental, Inc. Distributor Stock Incentive Plan.

(o)     “Purchase Price” shall mean the consideration for which one Share may be acquired under this Plan, other than pursuant to an Award of Shares, as specified by the Administrator.

(p)     “Restricted Share” shall mean a Share awarded, granted or sold to an eligible Consultant that is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

(q)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(r)     “Service” shall mean service rendered pursuant to the Distributor Program.

(s)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 hereof (if applicable).

(t)     “Stock” shall mean the Common Stock of the Company.

(u)     “Stock Award Agreement” shall mean the agreement between the Company and the recipient of an Award of Shares under this Plan that contains the terms, conditions and restrictions pertaining to such Shares.

(v)     “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under this Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(w)     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of this Plan shall be considered a Subsidiary commencing as of such date.

(x)     “Trust” shall mean the Distributor Stock Incentive Trust under Declaration of Trust (the “Declaration of Trust”) dated December 31, 2010, which Trust shall hold and own the Shares subject to this Plan until transferred to Participants.

SECTION 3. ADMINISTRATION.

(a)      Administrator. This Plan shall be administered by the Administrator.

(b)      Administrator Responsibilities. The Administrator has and may exercise such power and authority as may be necessary or appropriate for the Administrator to carry out the Administrator’s functions as described in this Plan. The Administrator has authority in its discretion to determine eligible Consultants to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical), the Administrator has authority to prescribe the terms and conditions of each Award and to make all other determinations necessary or advisable for Plan administration; provided, however, that the Administrator shall use reasonable efforts to conform to the Guidelines, if any, published by the Board of Directors with respect to the Distributor Program. The Administrator has authority to prescribe, amend and rescind rules and regulations relating to this Plan. All interpretations, determinations and actions by the Administrator will be final, conclusive and binding on all persons.

(d)      Administrator Liability. The Administrator will not be liable for any action or determination made in good faith by the Administrator with respect to this Plan or any Award made under this Plan.

(e)      Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Participants and stockholders who have received Stock under this Plan the Company’s financial statements (including a balance sheet regarding the Company’s financial condition and a statement of the Company’s results of operations). Delivery of, or distribution of information on how to electronically retrieve a copy of the Company’s Annual Report on Form 10-K shall be sufficient to fulfill the Administrator’s duties pursuant to this Section 3(e).

SECTION 4. ELIGIBILITY.

(a)      General Rule. Only Consultants shall be eligible for designation as Participants by the Administrator.

SECTION 5. STOCK SUBJECT TO PLAN.

(a)      Basic Limitation. The Shares offered under this Plan shall be the Shares issued to and held by the Trust for the benefit of the Participants in this Plan. Subject to Section 5(b) and Section 8 hereof, the aggregate number of Shares that may be transferred to Participants under this Plan shall not exceed Fifty Million (50,000,000) Shares.

In any event, the number of Shares that are subject to Awards or other rights outstanding at any time under this Plan shall not exceed the number of Shares that then remain available for issuance under this Plan.

(b)      Additional Shares. In the event that any outstanding right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such right shall be available again for the purposes of this Plan. If a Restricted Share is forfeited, then such Restricted Share shall become available again for award under this Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)      Stock Award Agreement or Stock Purchase Agreement. Each award or sale of Shares under this Plan shall be evidenced by a Stock Award Agreement or Stock Purchase Agreement (as applicable) between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of this Plan and may be subject to all other terms and conditions (if any) that are not inconsistent with this Plan and that the Administrator deems appropriate for inclusion in a Stock Award Agreement or Stock Purchase Agreement (as applicable). For example, Shares awarded or sold under this Plan may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator deems appropriate for inclusion in a Stock Award Agreement or Stock Purchase Agreement (as applicable). The provisions of the various Stock Award Agreements and/or Stock Purchase Agreements entered into under this Plan need not be identical.

(b)      Duration of Offers. Any right to acquire Shares under this Plan shall expire automatically if not exercised by the Offeree on or before the date proscribed by the Administrator in the applicable Stock Purchase Agreement.

(c)      Purchase Price. The per-Share Purchase Price of Shares to be offered under this Plan pursuant to Stock Purchase Agreements shall not be less than eighty five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding sentence, the Purchase Price shall be determined by the Administrator in its sole discretion. The Purchase Price shall be payable in a form described in Section 6(d) hereof.

(d)      Payment for Shares. The entire Purchase Price of Shares issued under this Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below. Notwithstanding any other provision of this Plan, Shares may, in the discretion of the Administrator, be awarded under this Plan in consideration of Service rendered to the Company or a Subsidiary before the Award. Permissible forms of payment, in addition to cash, are:

(i)     Surrender of Stock. To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with Shares that already have been owned by the Offeree or the Offeree’s representative for any time period specified by the Administrator and that are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under this Plan.

(ii)     Promissory Notes. To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Offeree. The interest rate and other terms and conditions of such note shall be determined by the Administrator. The Administrator may require that the Offeree pledge such Offeree’s Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Offeree until such note is paid in full.

(iii)     Cashless Exercise. To the extent that a Stock Purchase Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Purchase Price.

(iv)     Other Forms of Payment. To the extent provided in the Stock Purchase Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules, including payment for past services.

(e)      Exercise of Awards Upon Termination of Service. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to retain all or any portion of the Award following termination of the recipient’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all the Awards issued pursuant to this Plan and may reflect distinctions based on the reasons for termination of Service.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.

(a)      Form and Amount of Award. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award.

(b)      Vesting. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. The vesting of any Stock Award shall be determined by the Administrator in its sole discretion; provided, however, that the Administrator shall use reasonable efforts to follow the Guidelines, if any, published by the Board of Directors with respect to Awards under the Distributor Program.

(c)      Effect of Change in Control. The Administrator may determine at the time of making an Award or thereafter that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

(d)      Voting Rights. Holders of Restricted Shares awarded under this Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Award Agreement, however, may provide that any cash dividends declared with respect to unvested Restricted Shares shall be (i) forfeited, (ii) retained by the Administrator until such Restricted Shares have vested or received or (iii) paid or distributed to the Participant on such conditions as the Administrator may determine in its sole discretion. Any dividend of additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which such dividends (if any) were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5 hereof.

SECTION 8. ADJUSTMENT OF SHARES.

(a)      General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Administrator shall make appropriate adjustments in one or more of (i) the number of Shares available for future Awards under Section 5 hereof and (ii) the number of Shares covered by each outstanding Stock Award Agreement or Stock Purchase Agreement.

(b)      Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Awards or Restricted Stock shall be subject to the agreement of merger or reorganization.

(c)      Reservation of Rights. Except as provided in this Section 8, an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of Shares subject to a Stock Award Agreement or Stock Purchase Agreement. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of the Company’s capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of the Company’s business or assets.

SECTION 9. WITHHOLDING TAXES.

(a)      General. To the extent required by applicable federal, state, local or foreign law, a Participant or a Participant’s successor shall make arrangements satisfactory to the Administrator for the satisfaction of all withholding tax obligations (if any) that arise in connection with this Plan. The Company shall not be required to issue Shares or make any cash payment under this Plan until such obligations are satisfied.

(b)      Share Withholding. The Administrator may permit a Participant to satisfy all or part of such Participant’s withholding or income tax obligations by having the Company withhold all or a portion of Shares that otherwise would be issued to such Participant or by surrendering all or a portion of Shares that such Participant previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including restrictions required by rules of any federal or state regulatory body or other authority.

(c)      Cashless Exercise/Pledge. The Administrator may provide that, if Company Shares are publicly traded at the time of exercise, arrangements may be made to satisfy the Optionee’s withholding obligation by cashless exercise or pledge.

(d)      Other Forms of Payment. The Administrator may permit such other means of tax withholding as the Administrator deems appropriate.

SECTION 10. ASSIGNMENT OR TRANSFER OF AWARDS.

(a)      General. An Award granted under this Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Administrator.

(b)      Trusts. Neither this Section 10 nor any other provision of this Plan shall preclude a Participant from transferring or assigning Restricted Shares to (i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter before such Participant’s death, or (ii) the trustee of any other trust to the extent approved by the Administrator in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Administrator in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in this Plan and in the applicable Stock Award Agreement or Stock Purchase Agreement, as if such trustee were a party to such Agreement.

SECTION 11. LEGAL REQUIREMENTS.

Shares shall not be issued under this Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities then may be listed.

SECTION 12. NO CONTINUING RIGHTS UNDER DISTRIBUTOR PROGRAM.

No provision of this Plan, nor any right granted under this Plan, shall be construed to (i) give any person any right to become, to be treated as, or to remain a Consultant, or (ii) create or imply any obligation to maintain the Distributor Program. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, and reserve the right to amend, alter, modify, supplement, terminate, cancel or otherwise change the Distributor Program.

SECTION 13. DURATION AND AMENDMENTS.

(a)      Term of this Plan. This Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve this Plan within twelve (12) months after its adoption by the Board of Directors, all grants and awards already made under this Plan shall be null and void, and no additional grants or awards shall be made after such date. This Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section 13(b) hereof.

(b)      Right to Amend or Terminate this Plan. The Board of Directors may not amend this Plan except with the approval of the Company’s stockholders. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may terminate this Plan at any time without the approval of the Company’s stockholders.

(c)      Effect of Amendment or Termination. No Shares shall be granted or sold under this Plan after the termination of this Plan, except upon exercise of a right to purchase granted before such termination. The termination of this Plan, or any amendment of this Plan, shall not affect Shares previously issued or any Award previously granted under this Plan.

SECTION 14. EXECUTION.

To record the adoption of this Plan by the Company, the Board of Directors has caused the Company’s authorized officer to execute this Plan, to be effective as of December 31, 2010.

ETHOS ENVIRONMENTAL, INC.,

a Nevada corporation
By:/s/ Matt Nicosia
Matt Nicosia, CEO